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                                                                   Exhibit 10.83

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                                    Guaranty

                            Dated as of April 1, 2002

                                       by

                         Medallion Funding Chicago Corp.

                                   in favor of

                 the holders from time to time of those certain
                $22,500,000 7.20% Senior Secured Notes, Series A
                          due June 1, 2004, as amended

                                       and

                $22,500,000 7.20% Senior Secured Notes, Series B
                        due September 1, 2004, as amended
                           of Medallion Funding Corp.

================================================================================

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                                Table of Contents

Section                                       Heading                                    Page

Section 1.    Definitions.................................................................1
----------    -----------

Section 2.    Guaranty of Payment and Performance.........................................2
----------    -----------------------------------

Section 3.    Intercreditor Agreement.....................................................2
----------    ------------------------

Section 4.    Guarantor's Agreement to Pay Enforcement Costs, etc.........................2
----------    ----------------------------------------------------

Section 5.    Waivers by Guarantor; Noteholders' Freedom to Act...........................3
----------    -------------------------------------------------

Section 6.    Unenforceability of Obligations Against Borrower............................3
----------    ------------------------------------------------

Section 7.    Subrogation; Subordination..................................................4
----------    ---------------------------

Section 8.    Setoff......................................................................4
----------    ------

Section 9.    Further Assurances..........................................................4
----------    ------------------

Section 10.   Release.....................................................................5
-----------   -------

Section 11.   Termination; Reinstatement..................................................5
-----------   --------------------------

Section 12.   Successors and Assigns......................................................5
-----------   ----------------------

Section 13.   Amendments and Waivers......................................................5
-----------   ----------------------

Section 14.   Notices.....................................................................5
-----------   -------

Section 15.   Governing Law; Consent to Jurisdiction......................................6
-----------   --------------------------------------

Section 16.   Waiver of Jury Trial........................................................6
-----------   --------------------

Section 17.   Miscellaneous...............................................................6
-----------   -------------

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          Guaranty, dated as of April 1, 2002 ("Guaranty"), by Medallion Funding
Chicago Corp., a Delaware corporation (the "Guarantor") in favor of (i) the holders from time to time (herein, the "Noteholders") of those certain $22,500,000 aggregate principal amount 7.20% Senior Secured Notes, Series A due June 1, 2004 (the "Series A Notes") and $22,500,000 aggregate principal amount 7.20% Senior Secured Notes, Series B Notes due September 1, 2004 (the "Series B Notes" and together with the Series A Notes, the "Notes") issued pursuant to those certain Note Purchase Agreements each dated as of June 1, 1999 (as amended and in effect from time to time, the "Note Agreements"), between Medallion Funding Corp., a New York corporation ("Borrower") and each of the purchasers set forth in Schedule A thereto.

          Whereas, the Guarantor is a wholly-owned subsidiary of the Borrower, the success of which may impact the success of the Guarantor;

          Whereas, the Guarantor has received and expects to continue to receive substantial direct and indirect benefits from the extensions of credit to the Borrower by the Noteholders pursuant to the Note Agreements (which benefits are hereby acknowledged);

          WHEREAS, it is a condition to the effectiveness of the Third Amendment to the Note Agreements that the Guarantor execute and deliver to the Noteholders, for the benefit of the Noteholders, a guaranty substantially in the form hereof; and

          WHEREAS, the Guarantor wishes to guaranty the Borrower's obligations to the Noteholders under or in respect of the Note Agreements as provided herein;

          Now, Therefore, the Guarantor hereby agrees with the Noteholders as follows:

Definitions. All capitalized terms used herein without definition shall have the respective meanings provided therefor in the Note Agreements.

          "Obligations" means any and all present and future indebtedness and all performance obligations which may at any time be owing by the Borrower to the Collateral Agent or any Noteholder, however arising, under the Note Agreements, this Guaranty or any other Note Document between the Collateral Agent and/or any Noteholder and the Borrower in connection with any of the foregoing or in connection with any Note Document, whether now in existence or incurred hereafter, whether incurred directly or incurred by others and assumed by the Borrower, whether secured by mortgage, pledge, or lien upon or security interest in any property of the Borrower, or any other person, whether such indebtedness or other obligation is absolute or contingent, joint or several, matured or unmatured, direct or indirect, and whether the Borrower is liable for such indebtedness or other obligation as principal, surety, endorser, guarantor, or otherwise. Without limiting the generality of the foregoing, the Obligations shall include the liability of the Borrower to any Noteholder for all balances owing to any Noteholder under the Note Agreements or under any other agreement or arrangement now or hereafter entered into between the Borrower and the Collateral Agent or any Noteholder in connection therewith, and, solely in connection with this Guaranty or the Note Agreements, the following: (i) indebtedness owing by the Borrower to the Collateral Agent or any Noteholder,
(ii) the liability of the Borrower to the Collateral Agent or any Noteholder as maker or endorser of any promissory note or other instrument for the payment of money, and (iii) the liability of the

Borrower to the Collateral Agent or any Noteholder under any instrument of guaranty or indemnity, or arising under any guarantee, endorsement, or undertaking which the Collateral Agent or any Noteholder may make or issue to others for the account of the Borrower. The Obligations shall also include interest, premium (if any), Make-Whole Amount (if any), commissions, financing and service charges, and expenses and fees, including but not limited to the costs and expenses of collection of the Obligations (including the fees and disbursements of accountants), the costs and expenses of the Collateral Agent and the costs and expenses of filing, perfecting, preserving, retaking, holding, and preparing any of the Collateral for sale chargeable to the Borrower and due from the Borrower under this Guaranty, the Note Agreements or under any other agreement or arrangement which may be now or hereafter entered into between the Borrower and the Collateral Agent or the Noteholders.

Guaranty of Payment and Performance. The Guarantor hereby guarantees to the Noteholders the full and punctual payment when due (whether at stated maturity, by required prepayment, by acceleration or otherwise), as well as the performance, of all of the Obligations including all such which would become due but for the operation of the automatic stay pursuant to Section 362(a) of the Federal Bankruptcy Code and the operation of Section.502(b) and 506(b) of the Federal Bankruptcy Code. This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of all of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that any Noteholder first attempt to collect any of the Obligations from the Borrower or resort to any collateral security or other means of obtaining payment. Should the Borrower default in the payment or performance of any of the Obligations, the obligations of the Guarantor hereunder with respect to such Obligations in default shall, upon demand by the Required Holders, become immediately due and payable to the Noteholders, without demand or notice of any nature, all of which are expressly waived by the Guarantor. Payments by the Guarantor hereunder may be required by the Noteholders on any number of occasions. All payments by the Guarantor hereunder shall be made to the Noteholders, in the manner and at the place of payment specified therefor in the Note Agreements, for the account of the Noteholders.

          Section 1. Intercreditor Agreement.

The Noteholders acknowledge and agree that this Guaranty granted for the benefit of the Noteholders, shall constitute "Collateral" as defined in the Intercreditor Agreement and shall be subject to the provisions of the Intercreditor Agreement for so long as the Intercreditor Agreement may be in effect.

Guarantor's Agreement to Pay Enforcement Costs, etc. The Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to the Noteholders, on demand, all costs and expenses (including court costs and legal expenses) incurred or expended by any Noteholder in connection with the Obligations, this Guaranty and the enforcement hereof and thereof, together with interest on amounts recoverable under this Section 4 from the time when such amounts become due until payment, whether before or after judgment, at the rate of interest for overdue principal set forth in the Note Agreements, provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interests shall be reduced to such maximum permitted amount.

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Waivers by Guarantor; Noteholders' Freedom to Act. The Guarantor agrees that the
Obligations will be paid and performed strictly in accordance with their respective terms, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Noteholder with respect thereto. The Guarantor waives promptness, diligence, presentment, demand, protest, notice of acceptance, notice of any Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Borrower or any other entity or other person primarily or secondarily liable with respect to any of the Obligations, and all suretyship defenses generally. Without limiting the generality of the foregoing, the Guarantor agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of any Noteholder to assert any claim or demand or to enforce any right or remedy against the Borrower or any other entity or other person primarily or secondarily liable with respect to any of the Obligations;
(ii) any extensions, compromise, refinancing, consolidation or renewals of any Obligation; (iii) any change in the time, place or manner of payment of any of the Obligations or any rescissions, waivers, compromise, refinancing, consolidation or other amendments or modifications of any of the terms or provisions of the Note Agreements, the other Note Documents or any other agreement evidencing, securing or otherwise executed in connection with any of the Obligations; (iv) the addition, substitution or release of any entity or other person primarily or secondarily liable for any Obligation; (v) the adequacy of any rights which any Noteholder may have against any collateral security or other means of obtaining repayment of any of the Obligations; (vi) the impairment of any collateral securing any of the Obligations, including without limitation the failure to perfect or preserve any rights which any Noteholder might have in such collateral security or the substitution, exchange, surrender, release, loss or destruction of any such collateral security or the substitution, exchange, surrender, release, loss or destruction of any such collateral security; or (vii) any other act or omission which might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a release or discharge of the Guarantor, all of which may be done without notice to the Guarantor. To the fullest extent permitted by law, the Guarantor hereby expressly waives any and all rights or defenses arising by reason of (A) any "one action" or "anti-deficiency" law which would otherwise prevent any Noteholder from bringing any action, including any claim for a deficiency, or exercising any other right or remedy (including any right of set-off), against the Guarantor before or after such Noteholder's commencement or completion of any foreclosure action, whether judicially, by exercise of power of sale or otherwise, or (B) any other law which in any other way would otherwise require any election of remedies by any Noteholder.

Unenforceability of Obligations Against Borrower. If for any reason the Borrower has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Borrower by reason of the Borrower's insolvency, bankruptcy or reorganization or by other operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantor to the same extent as if the Guarantor at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of any of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, or for any other reason, all such amounts otherwise subject to acceleration under the terms of the Note Agreements, the other Note

                                        3

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Documents or any other agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by the Guarantor.

          Section 2. Subrogation; Subordination.

     Waiver of Rights Against Borrower. Until the final payment and performance in full of all of the Obligations, the Guarantor shall not exercise and hereby waives any rights against the Borrower arising as a result of payment by the Guarantor hereunder, by way of subrogation, reimbursement, restitution, contribution or otherwise, and will not prove any claim in competition with any Noteholder in respect of any payment hereunder in any bankruptcy, insolvency or reorganization case or proceedings of any nature; the Guarantor will not claim any setoff, recoupment or counterclaim against the Borrower in respect of any liability of the Guarantor to the Borrower; and the Guarantor waives any benefit of and any right to participate in any collateral security which may be held by or for the benefit of any Noteholder.

     Subordination. The payment of any amounts due with respect to any indebtedness of the Borrower for money borrowed or credit received now or hereafter owed to the Guarantor is hereby subordinated to the prior payment in full of all of the Obligations. The Guarantor agrees that, after the occurrence of any default in the payment or performance of any of the Obligations, the Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Borrower to the Guarantor until all of the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, the Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness while any Obligations are still outstanding, such amounts shall be collected, enforced and received by the Guarantor as trustee for the Noteholders and be paid over to the Noteholders, on account of the Obligations without affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty.

     Provisions Supplemental. The provisions of this Section.7 shall be supplemental to and not in derogation of any rights and remedies of the Noteholders under any separate subordination agreement which the Noteholders may at any time and from time to time enter into with the Guarantor for the benefit of the Noteholders.

Setoff. Regardless of any other means of obtaining payment of any of the Obligations, each of the Noteholders is hereby authorized at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against the obligations of the Guarantor under this Guaranty, whether or not such Noteholder shall have made any demand under this Guaranty and although such obligations may be contingent or unmatured.

Further Assurances. The Guarantor agrees that it will from time to time, at the request of any Noteholder, do all such things and execute all such documents as such Noteholder may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Noteholders hereunder. The Guarantor acknowledges and confirms that the Guarantor itself has established its own adequate means of obtaining from the Borrower on a continuing basis all information desired by the Guarantor concerning the financial condition of

                                        4

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the Borrower and that the Guarantor will look to the Borrower and not to any
Noteholder in order for the Guarantor to keep adequately informed of changes in the Borrower's financial condition.

Release. Notwithstanding any provision of this Guaranty to the contrary, this Guaranty shall not be released without the prior written consent of the Required Holders.

Termination; Reinstatement. This Guaranty shall remain in full force and effect until the Noteholders are given written notice of the Guarantor's intention to discontinue this Guaranty, notwithstanding any intermediate or temporary payment or settlement of the whole or any part of the Obligations. No such notice shall be effective unless received and acknowledged by an officer of each of the Noteholders at the address of each of the Noteholders for notices set forth in
Section 18 of each of the Note Agreements. No such notice shall affect any rights of any Noteholder hereunder, including without limitation the rights set forth in Sections.5 and 7, with respect to any Obligations incurred or accrued prior to the receipt of such notice or any Obligations incurred or accrued pursuant to any contract or commitment in existence prior to such receipt. This Guaranty shall continue to be effective or be reinstated, notwithstanding any such notice, if at any time any payment made or value received with respect to any Obligation is rescinded or must otherwise be returned by any Noteholder upon the insolvency, bankruptcy or reorganization of the Borrower, or otherwise, all as though such payment had not been made or value received.

Successors and Assigns. This Guaranty shall be binding upon the Guarantor, its successors and assigns, and shall inure to the benefit of the Noteholders and their respective successors, transferees and assigns. Without limiting the generality of the foregoing sentence, each Noteholder may assign or otherwise transfer the Note Agreements, the other Note Documents or any other agreement or note held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to any other entity or other person, and such other entity or other person shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to such Noteholder herein, all in accordance with Section 13 of the Note Agreements. The Guarantor may not assign any of its obligations hereunder without the prior written consent of the Noteholders (and any such assignment without such consent shall be null and void).

Amendments and Waivers. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall be effective unless the same shall be in writing and signed by the Required Holders. No failure on the part of any Noteholder to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

Notices. All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or mailed first class, postage prepaid, or, in the case of telegraphic or telexed notice, when transmitted, answer back received, addressed as follows: if to the Guarantor, at the address set forth beneath its signature hereto, and if to the Noteholders, at their

                                        5

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respective addresses for notices to the Noteholders set forth in Section 18 of the Note Agreements, or at such address as either party may designate in writing to the other.

Governing Law; Consent to Jurisdiction. This guaranty is intended to take effect as a sealed instrument and shall be governed by, and construed in accordance with, the laws of the State of New York. The Guarantor agrees that any suit for the enforcement of this Guaranty may be brought in the courts of the State of New York or any federal court sitting therein and consents to the nonexclusive jurisdiction of such court and to service of process in any such suit being made upon the Guarantor by mail at the address specified by reference in Section 14. The Guarantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

Waiver of Jury Trial. The guarantor hereby waives its right to a jury trial with respect to any action or claim arising out of any dispute in connection with this guaranty, any rights or obligations hereunder or the performance of any of such rights or obligations. Except as prohibited by law, the Guarantor hereby waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Guarantor (i) certifies that neither any Noteholder nor any representative, agent or attorney of any Noteholder has represented, expressly or otherwise, that any Noteholder would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that, in entering into the Note Agreements and the other Note Documents any Noteholder is a party, the Noteholders are relying upon, among other things, the waivers and certifications contained in this Section.16.

Miscellaneous. This Guaranty constitutes the entire agreement of the Guarantor with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of or collateral security for any of the Obligations. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.

                  [Remainder of page intentionally left blank]

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          In Witness Whereof, the Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

                                Medallion Funding Chicago Corp.


                                By:   /s/ Alvin Murstein
                                      ------------------------------------------
                                         Alvin. Murstein
                                         Chairman & Chief Executive Officer


                                By:   /s/ James E. Jack
                                      ------------------------------------------
                                         James. E. Jack
                                         Chief Financial Officer

                                Address: